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                                                                   EXHIBIT 10.12

                      SECOND AMENDMENT TO LICENSE AGREEMENT

         THIS SECOND AMENDMENT TO THE LICENSE AGREEMENT (the "SECOND AMENDMENT") is entered into as of December 10, 2003 (the "SECOND AMENDMENT EFFECTIVE DATE"), between PENINSULA PHARMACEUTICALS, INC., a Delaware corporation with a principal place of business at 1701 Harbor Bay Parkway, Alameda, CA 94502 USA ("PENINSULA"), and SHIONOGI & CO., LTD., a Japanese corporation with a principal place of business at 1-8 Doshomachi 3-chome, Chuo-ku, Osaka 541-0045, Japan ("SHIONOGI"). Shionogi and Peninsula may be referred to individually as a "PARTY", and collectively as the "PARTIES".

                                    RECITALS

         WHEREAS, Peninsula and Shionogi have entered into a License Agreement dated July 11, 2002, as amended by the Memorandums concerning the License Agreement effective September 30, 2002 and March 17, 2003, respectively, and by the First Amendment to License Agreement dated July 16, 2003 (collectively, the "LICENSE AGREEMENT"), pursuant to which Shionogi has granted to Peninsula exclusive rights to develop and commercialize Licensed Products in the Territory;

         WHEREAS, the Parties desire to amend the License Agreement to expand the territory in which Peninsula has rights to develop and commercialize Licensed Products to include member states of the European Union and all countries in the South American continent and modify the definition of Licensed Patents to include patents and patent applications issued by or filed in any country or other jurisdiction in this expanded territory that claim or cover the Compound and/or the Licensed Product as a composition of matter, and/or a method of manufacture or use of the Compound and/or the Licensed Product.

         NOW, THEREFORE, Peninsula and Shionogi hereby agree that the License Agreement shall be amended, effective as of the Second Amendment Effective Date, as provided below:

         1. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the License Agreement.

         2. "MARKETING AUTHORIZATION APPLICATION" or "MAA" shall mean an application for Registration Approval in a country, territory, possession, or jurisdiction in Europe.

         3. Section 1.9 of the License Agreement shall be deleted in its entirety and replaced with the following new Section 1.9:

                  "LICENSED PATENTS" shall mean (a) patents and patent applications listed in Appendix II hereto, including without limitation United States Patent Numbers 5,317,016, 6,111,098, 5,703,243, and 5,539,102; (b) any patents issuing on the patent applications listed in Appendix II, including, without limitation, Patent Application Number PCT/JP01/02834; (c) all patents and patent applications, other than those included in
                  (a) and (b), that are filed or issue in any country or other jurisdiction in the Territory that (i) are Controlled by Shionogi at any time during the term of the License Agreement, and (ii) claim or cover the Compound

                                       1.
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                  and/or the Licensed Product as a composition of matter, and/or a method of manufacture or use of the Compound and/or the Licensed Product; (d) any additions, divisions, continuations, continuations-in-part, extensions, reissues, renewals, substitutions, and reexaminations of the patents and patent applications in (a), (b), or (c); and (e) counterparts of the foregoing patent applications and patents issued by or filed in any country or other jurisdiction in the Territory.

         4. Section 1.14 of the License Agreement shall be deleted in its entirety and replaced with the following new Section 1.14:

                  "TERRITORY" shall mean the United States of America, Puerto Rico, Canada, Mexico, and all countries, territories, jurisdictions and possessions located in Europe or South America as set forth in Appendix VI.

         5. Promptly after the Amendment Effective Date, Peninsula shall provide the JDC with a preliminary development plan containing an estimated timeline for the filing of an MAA and a target date for the commercial launch of the Licensed Product in the first major country located in Europe, which is either the UK, Germany, France, Italy or Spain. At the next JDC meeting thereafter, the JDC shall amend the then-current Development Plan to include a timeline for the filing of an MAA and a target date for the commercial launch of the Licensed Product in such first major country located in the Europe.

         6. The second sentence of Section 3.3(d) shall be deleted in its entirety and replaced with the following new sentence:

                  "If Peninsula files an IND, NDA and/or MAA with the FDA, EMEA (European Agency for the Evaluation of Medicinal Products) or a local Regulatory Authority in the UK, Germany, France, Italy and Spain, Peninsula shall provide Shionogi with a summary of such filings submitted to such authority (including any amendments thereto).

         7. Article 4 of the License Agreement shall be deleted in its entirety.

         8. The License Agreement shall be amended to include Appendix VI, which is attached to this Second Amendment.

         9. Except as amended hereby, the License Agreement shall remain in full force and effect.

         10. This Second Amendment may be executed in one or more counterparts, each of which shall be an original, and all of which shall constitute together the same document.

                                       2.
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         IN WITNESS WHEREOF, the Parties have caused this Second Amendment to be executed effective as of the Second Amendment Effective Date:

SHIONOGI & CO., LTD.                     PENINSULA PHARMACEUTICALS, INC.

By: /s/ Masaharu Mori                    By: /s/ Paul F. Truex
    ----------------------------------       -----------------

Name:  Masaharu Mori                     Name:  Paul F. Truex

Title: General Manager                   Title: President & Chief Executive
                                                Officer

       International Business Division

                                       3.
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                                   Appendix VI

                                     EUROPE

          Albania                                        Liechtenstein
          Andorra                                        Luxembourg
          Armenia                                        Lithuania
          Austria                                        Macedonia
          Azerbaijan                                     Malta
          Belarus                                        Moldova
          Belgium                                        Monaco
          Bosnia/Herzegovina                             Netherlands
          Bulgaria                                       Norway
          Croatia                                        Poland
          Cyprus                                         Portugal
          Czech Republic                                 Romania
          Denmark                                        Russian Federation
          Estonia                                        San Marino
          Finland                                        Serbia/Montenegro
          France                                         Slovakia
          Georgia                                        Slovenia
          Germany                                        Spain
          Greece                                         Sweden
          Hungary                                        Switzerland
          Iceland                                        Turkey
          Ireland                                        U.K.
          Italy                                          Ukraine
          Latvia                                         Vatican City

                                  SOUTH AMERICA

          Argentina                                      Galapagos Islands
          Bolivia                                        Guyana
          Brazil                                         Paraguay
          Chile                                          Peru
          Colombia                                       Suriname
          Ecuador                                        Uruguay
          Falkland Islands                               Venezuela
          French Guiana

                                       4.